                                                                     EXHIBIT 3.3

________________________________________________________________________________

                                     BYLAWS

                                       OF

                         INTERNATIONAL NETWORK SERVICES

________________________________________________________________________________

                               TABLE OF CONTENTS

                                                                                                        Page
                                                                                                        ----
ARTICLE I - CORPORATE OFFICES............................................................................ 1

            1.1   REGISTERED OFFICE...................................................................... 1
            1.2   OTHER OFFICES.......................................................................... 1

ARTICLE II - MEETINGS OF STOCKHOLDERS.................................................................... 1

            2.1   PLACE OF MEETINGS...................................................................... 1
            2.2   ANNUAL MEETING......................................................................... 1
            2.3   SPECIAL MEETING........................................................................ 3
            2.4   NOTICE OF STOCKHOLDERS' MEETINGS....................................................... 3
            2.5   MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE........................................... 3
            2.6   QUORUM................................................................................. 4
            2.7   ADJOURNED MEETING; NOTICE.............................................................. 4
            2.8   VOTING................................................................................. 4
            2.9   WAIVER OF NOTICE....................................................................... 5
           2.10   STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT
                  A MEETING.............................................................................. 5
           2.11   RECORD DATE FOR STOCKHOLDER NOTICE; VOTING;
                  GIVING CONSENTS........................................................................ 5
           2.12   PROXIES................................................................................ 6
           2.13   INSPECTORS OF ELECTION................................................................. 6

ARTICLE III - DIRECTORS.................................................................................. 7

            3.1   POWERS................................................................................. 7
            3.2   NUMBER OF DIRECTORS.................................................................... 7
            3.3   ELECTION AND TERM OF OFFICE OF DIRECTORS............................................... 7
            3.4   RESIGNATION AND VACANCIES.............................................................. 7
            3.5   PLACE OF MEETINGS; MEETINGS BY TELEPHONE............................................... 9
            3.6   FIRST MEETINGS......................................................................... 9
            3.7   REGULAR MEETINGS....................................................................... 9
            3.8   SPECIAL MEETINGS; NOTICE............................................................... 9
            3.9   QUORUM.................................................................................10
           3.10   WAIVER OF NOTICE.......................................................................10
           3.11   ADJOURNED MEETING; NOTICE..............................................................10
           3.12   BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING......................................10
           3.13   FEES AND COMPENSATION OF DIRECTORS.....................................................11
           3.14   APPROVAL OF LOANS TO OFFICERS..........................................................11
           3.15   REMOVAL OF DIRECTORS...................................................................11

ARTICLE IV - COMMITTEES..................................................................................12


            4.1   COMMITTEES OF DIRECTORS................................................................12
            4.2   COMMITTEE MINUTES......................................................................12
            4.3   MEETINGS AND ACTION OF COMMITTEES......................................................12

ARTICLE V - OFFICERS.....................................................................................13

            5.1   OFFICERS...............................................................................13
            5.2   THE CHAIRMAN OF THE BOARD..............................................................13
            5.3   THE CHIEF EXECUTIVE OFFICER............................................................14
            5.4   THE PRESIDENT..........................................................................14
            5.5   VICE-PRESIDENTS........................................................................14
            5.6   THE SECRETARY..........................................................................15
            5.7   THE CHIEF FINANCIAL OFFICER............................................................15
            5.8   THE CONTROLLER.........................................................................15

ARTICLE VI - INDEMNITY...................................................................................16

            6.1   INDEMNIFICATION OF DIRECTORS AND OFFICERS..............................................16
            6.2   INDEMNIFICATION OF OTHERS..............................................................16
            6.3   INSURANCE..............................................................................16
            6.4   EXPENSES...............................................................................17
            6.5   NON-EXCLUSIVITY OF RIGHTS..............................................................18
            6.6   SURVIVAL OF RIGHTS.....................................................................18
            6.7   AMENDMENTS.............................................................................18

ARTICLE VII - RECORDS AND REPORTS........................................................................18

            7.1   MAINTENANCE AND INSPECTION OF RECORDS..................................................18
            7.2   INSPECTION BY DIRECTORS................................................................19
            7.3   VOTING OF STOCKS OWNED BY THE CORPORATION..............................................19

ARTICLE VIII - GENERAL MATTERS...........................................................................19

            8.1   CHECKS; DRAFTS; EVIDENCE OF INDEBTEDNESS...............................................19
            8.2   EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS.......................................20
            8.3   STOCK CERTIFICATES.....................................................................20
            8.4   SPECIAL DESIGNATION ON CERTIFICATES....................................................21
            8.5   LOST CERTIFICATES......................................................................21
            8.6   CONSTRUCTION; DEFINITIONS..............................................................22

ARTICLE IX  AMENDMENTS...................................................................................22

                                     BYLAWS

                                       OF

                         INTERNATIONAL NETWORK SERVICES



                                   ARTICLE I

                               CORPORATE OFFICES
                               -----------------


      1.1   REGISTERED OFFICE
            -----------------

     The registered office of the corporation shall be fixed in the certificate of incorporation of the corporation.

      1.2   OTHER OFFICES
            -------------

     The board of directors may at any time establish other offices at any place or places where the corporation is qualified to do business.


                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS
                            ------------------------


      2.1   PLACE OF MEETINGS
            -----------------

     Meetings of stockholders shall be held at any place, within or outside the State of Delaware, designated by the board of directors. In the absence of any such designation, stockholders' meetings shall be held at the principal executive office of the corporation.

      2.2   ANNUAL MEETING
            --------------

            (a) The annual meeting of stockholders shall be held each year on a date and at a time designated by the board of directors. At the annual meeting, directors shall be elected and any other proper business may be transacted.

            (b) At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be: (A) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors, (B) otherwise properly brought before the meeting by or at the direction of the board of directors, or (C) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given notice thereof in writing to the secretary of the corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation not less than one hundred twenty (120) calendar days in advance of the date specified in the corporation's proxy statement released to stockholders in connection with the previous year's annual meeting of stockholders; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year's proxy statement, notice by the stockholder to be timely must be so received not later than the close of business on the later of one hundred twenty (120) calendar days in advance of such annual meeting or ten
(10) calendar days following the date on which public announcement of the date of the meeting is first made. A stockholder's notice to the secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the corporation's books, of the stockholder proposing such business, (iii) the class and number of shares of the corporation which are beneficially owned by the stockholder, (iv) any material interest of the stockholder in such business, and (v) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "1934 Act"), in his capacity as a proponent to a stockholder proposal. Notwithstanding the foregoing, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholders' meeting, stockholders must provide notice as required by the regulations promulgated under the 1934 Act. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this paragraph (b). The chairman of the annual meeting shall, if the facts warrant, determine and declare at the meeting that business was not properly brought before the meeting and in accordance with the provisions of this paragraph (b), and, if he should so determine, he shall so declare at the meeting that any such business not properly brought before the meeting shall not be transacted.

          (c) Only persons who are nominated in accordance with the procedures set forth in this paragraph (c) shall be eligible for election as directors. Nominations of persons for election to the board of directors of the corporation may be made at a meeting of stockholders by or at the direction of the board of directors or by any stockholder of the corporation entitled to vote in the election of directors at the meeting who complies with the notice procedures set forth in this paragraph (c). Such nominations, other than those made by or at the direction of the board of directors, shall be made pursuant to timely notice in writing to the secretary of the corporation in accordance with the provisions of paragraph (b) of this Section 2.2. Such stockholder's notice shall set forth
(i) as to each person, if any, whom the stockholder proposes to nominate for election or re-election as a director: (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares of the corporation which are beneficially owned by such person, (D) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, and (E) any other information relating to such person that is required to be disclosed in solicitations of proxies for elections of directors, or is otherwise required, in each case pursuant to Regulation 14A under the 1934 Act (including without limitation such person's written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected); and (ii) as to such stockholder giving notice, the information required to be provided pursuant to paragraph (b) of this Section 2.2. At the request of the board of directors, any person nominated by a stockholder for election as a director shall furnish to the secretary of the corporation that information required to be set forth in the stockholder's notice of nomination which pertains to the nominee. No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth in this paragraph (c). The chairman of the meeting shall, if the facts warrants, determine and declare at the meeting that a nomination was not made in accordance with the procedures prescribed by these Bylaws, and if he should so determine, he shall so declare at the meeting, and the defective nomination shall be disregarded.

      2.3  SPECIAL MEETING
           ---------------

     Special meetings of stockholders for any purpose or purposes may be called at any time by the chairman of the board (if there be such an officer appointed), by the president or by the board of directors, but, except as otherwise provided in Section 3.4(c) of these bylaws, such special meetings may not be called by any other person or persons. Only such business shall be considered at a special meeting or stockholders' meeting as shall have been stated in the notice for such meeting.

      2.4  NOTICE OF STOCKHOLDERS' MEETINGS
           --------------------------------

     All notices of meetings with stockholders shall be in writing and shall be sent or otherwise given in accordance with Section 2.5 of these bylaws not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting. The notice shall specify the place, date, and hour of the meeting and (i) in the case of a special meeting, the purpose or purposes for which the meeting is called (no business other than that specified in the notice may be transacted) or (ii) in the case of the annual meeting, those matters which the board of directors, at the time of giving the notice, intends to present for action by the stockholders (but any matter properly brought before the meeting may be presented at the meeting for such action). The notice of any meeting at which directors are to be elected shall include the name of any nominee or nominees who, at the time of the notice, the board intends to present for election.

      2.5  MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE
           --------------------------------------------

     Notice of any meeting of stockholders shall be given either personally or by mail, telecopy, telegram or other electronic or wireless means. Notices not personally delivered shall be sent charges prepaid and shall be addressed to the stockholder at the address of that stockholder appearing on the books of the corporation or given by the stockholder to the corporation for the purpose of notice. Notice shall be deemed to have been give at the time when delivered personally or deposited in the mail or sent by telecopy, telegram or other electronic or wireless means.

     An affidavit of the mailing or other means of giving any notice of any stockholders' meeting, executed by the secretary, assistant secretary or any transfer agent of the corporation giving the notice, shall be prima facie evidence of the giving of such notice or report.

      2.6   QUORUM
            ------

     The holders of a majority in voting power of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum is not present or represented at any meeting of the stockholders, then either (i) the chairman of the meeting or (ii) the holders of a majority of the shares represented at the meeting and entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

     The stockholders present or represented by proxy at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

      2.7   ADJOURNED MEETING; NOTICE
            -------------------------

     When a meeting is adjourned to another time or place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

      2.8   VOTING
            ------

     The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.11 of these bylaws, subject to the provisions of Sections 217 and 218 of the General Corporation Law of Delaware (relating to voting rights of fiduciaries, pledgors and joint owners of stock and to voting trusts and other voting agreements).

     Except as may be otherwise provided in the certificate of incorporation, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder. Any holders of shares entitled to vote on any matter may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal, other than elections to office, but, if the stockholder fails to specify the number of shares such stockholder is voting affirmatively, it will be conclusively presumed that the stockholder's approving vote is with respect to all shares such stockholder is entitled to vote.

      2.9   WAIVER OF NOTICE
            ----------------

     Whenever notice is required to be given under any provision of the General Corporation Law of Delaware or of the certificate of incorporation or these bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice unless so required by the certificate of incorporation or these bylaws.

      2.1   STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING
            -------------------------------------------------------

     The stockholders of the corporation may not take any action by written consent without a meeting. Any such action must be taken at a duly called annual or special meeting.

      2.1 RECORD DATE FOR STOCKHOLDER NOTICE; VOTING; GIVING CONSENTS
          -----------------------------------------------------------

     In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than sixty
(60) nor less than ten (10) days prior to the date of such meeting, nor more than sixty (60) days prior to any other action.

     If the board of directors does not so fix a record date:

          (a) The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

          (b) The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto.

     A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting unless the board of directors fixes a new record date for the adjourned meeting, but the board of directors shall fix a new record date if the meeting is adjourned for more than thirty (30) days from the date set for the original meeting.

      2.1   PROXIES
            -------

     Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him by a written proxy, signed by the stockholder and filed with the secretary of the corporation, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. A proxy shall be deemed signed if the stockholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by the stockholder or the stockholder's attorney-in-fact. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212(e) of the General Corporation Law of Delaware.

      2.1   INSPECTORS OF ELECTION
            ----------------------

     Before any meeting of stockholders, the board of directors shall appoint an inspector or inspectors of election to act at the meeting or its adjournment. The number of inspectors shall be either one (1) or three (3). If any person appointed as inspector fails to appear or fails or refuses to act, then the chairman of the meeting may, and upon the request of any stockholder or a stockholder's proxy shall, appoint a person to fill that vacancy.

     Such inspectors shall:

     (a) determine the number of shares outstanding and the voting power of each, the number of shares represented at the meeting, the existence of quorum, and the authenticity, validity, and effect of proxies;

     (b) receive votes or ballots;

     (c) hear and determine all challenges and questions in any way arising in connection with the right to vote;

     (d) count and tabulate all votes;

     (e) determine when the polls shall close;

     (f) determine the result; and

     (g) do any other acts that may be proper to conduct the election or vote with fairness to all stockholders.

     The inspectors of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical. If there are three (3) inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all. Any report or certificate may be the inspectors of election is prima facie evidence of the facts stated therein.

                                  ARTICLE III

                                   DIRECTORS
                                   ---------

      3.1   POWERS
            ------

     Subject to the provisions of the General Corporation Law of Delaware and any limitations in the certificate of incorporation or these bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the board of directors.

      3.2   NUMBER OF DIRECTORS
            -------------------

     The number of directors of the corporation shall be not less than five (5) nor more than nine (9). The exact number of directors shall be seven (7) until changed, within the limits specified above, by a bylaw amending this Section 3.2, duly adopted by the board of directors or by the stockholders. The indefinite number of directors may be changed, or a definite number may be fixed without provision for an indefinite number, by a duly adopted amendment to the certificate of incorporation or by an amendment to this bylaw duly adopted by the vote of a majority of the stock issued and outstanding and entitled to vote or by resolution of a majority of the board of directors.

     No reduction of the authorized number of directors shall have the effect of removing any director before that director's term of office expires.

      3.3   ELECTION AND TERM OF OFFICE OF DIRECTORS
            ----------------------------------------

     Except as provided in Section 3.4 of these bylaws, directors shall be elected at each annual meeting of stockholders to hold office until the next annual meeting (but if any such annual meeting is not held or the directors are not elected thereat, the directors may be elected at any special meeting of stockholders held for that purpose). Each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified or until his earlier resignation or removal.

     Elections of directors need not be by written ballot.

      3.4   RESIGNATION AND VACANCIES
            -------------------------

            (a) Any director may resign effective upon giving written notice to the chairman of the board (if there be such an officer appointed), the president, the secretary or the board of directors of the corporation unless the notice specifies a later time for the effectiveness of such resignation. When one or more directors so resigns and the resignation is effective at a future date, unless otherwise provided in the certificate of incorporation, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in this section in the filling of other vacancies.

     Vacancies in the board of directors may be filled by a majority of the remaining directors, even if less than a quorum, or by a sole remaining director; however, a vacancy created by the removal of a director by the vote of the stockholders or by court order may be filled only by the affirmative vote of a majority of the shares represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute a majority of the required quorum). Each director so elected shall hold office until the next annual meeting of the stockholders and until a successor has been elected and qualified.

          (b) Unless otherwise provided in the certificate of incorporation or these bylaws:

              (i) Vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

              (ii) Whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of the certificate of incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected.

          (c) If at any time, by reason of death or resignation or other cause, the corporation should have no directors in office, then any officer or any stockholder or an executor, administrator, trustee or guardian of a stockholder, or other fiduciary entrusted with like responsibility for the person or estate of a stockholder, may call a special meeting of stockholders in accordance with the provisions of the certificate of incorporation or these bylaws, or may apply to the Court of Chancery for a decree summarily ordering an election as provided in Section 211 of the General Corporation Law of Delaware.

          (d) If, at the time of filling any vacancy or any newly created directorship, the directors then in office constitute less than a majority of the whole board (as constituted immediately prior to any such increase), then the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten (10) percent of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office as aforesaid, which election shall be governed by the provisions of Section 211 of the General Corporation Law of Delaware as far as applicable.

      3.5   PLACE OF MEETINGS; MEETINGS BY TELEPHONE
            ----------------------------------------

     Regular meetings of the board of directors may be held at any place within or outside the State of Delaware that has been designated from time to time by resolution of the board. In the absence of such a designation, regular meetings shall be held at the principal executive office of the corporation. Special meetings of the board may be held at any place within or outside the State of Delaware that has been designated in the notice of the meeting or, if not stated in the notice or if there is no notice, at the principal executive office of the corporation.

     Any meeting of the board, regular or special, may be held by conference telephone or similar communication equipment, so long as all directors participating in the meeting can hear one another; and all such participating directors shall be deemed to be present in person at the meeting.

      3.6   FIRST MEETINGS
            --------------

     The board of directors shall hold a regular meeting immediately after the meeting of stockholders at which it is elected and at the place where such meeting is held, or at such other place as shall be fixed by the board of directors, for the purpose of organization, election of officers of the corporation and the transaction of other business. Notice of such meeting is hereby dispensed with.

      3.7   REGULAR MEETINGS
            ----------------

     Regular meetings of the board of directors may be held without notice at such time and at such place as shall from time to time be determined by the board.

      3.8   SPECIAL MEETINGS; NOTICE
            ------------------------

     Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairman of the board, the president, any vice president, the secretary or any two (2) directors.

     Notice of the time and place of special meetings shall be delivered to each director personally or by telephone (including a voice messaging system or other system or technology designed to record and communicate messages), telegram, facsimile, electronic mail or other electronic means. Alternatively, notice may be sent by first-class mail, charges prepaid, addressed to each director at that director's address as it is shown on the records of the corporation. If the notice is mailed, it shall be deposited in the United States mail at least four
(4) days before the time of the holding of the meeting. If the notice is delivered personally or by telephone (including a voice messaging system or other system or technology designed to record and communicate messages), telegram, facsimile, electronic mail or other electronic means, it shall be delivered at least forty-eight (48) hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. The notice need not specify the purpose or the place of the meeting, if the meeting is to be held at the principal executive office of the corporation.

      3.9   QUORUM
            ------

     At all meetings of the board of directors, a majority of the authorized number of directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the board of directors, except as may be otherwise specifically provided by statute, or by the certificate of incorporation or in these bylaws. If a quorum is not present at any meeting of the board of directors, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

     A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

      3.10  WAIVER OF NOTICE
            ----------------

     Notice of a meeting need not be given to any director (i) who signs a waiver of notice, or consent to holding the meeting or the approval of the minutes thereof whether before or after the meeting, or (ii) who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such director. All such waivers, consents and approvals shall be filed with the corporate records or made part of the minutes of the meeting. A waiver of notice need not specify the purpose of any regular or special meeting of the board of directors.

      3.11  ADJOURNED MEETING; NOTICE
            -------------------------

     A majority of the directors present, whether or not constituting a quorum, may adjourn any meeting of the board to another time and place.

     Notice of the time and place of holding an adjourned meeting of the board need not be given unless the meeting is adjourned for more than twenty-four (24) hours. If the meeting is adjourned for more than twenty-four (24) hours, then notice of the time and place of the adjourned meeting shall be given before the adjourned meeting takes place, in the manner specified in Section 3.8 of these bylaws, to the directors who were not present at the time of the adjournment.

      3.12  BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING
            -------------------------------------------------

     Any action required or permitted to be taken by the board of directors may be taken without a meeting, provided that all members of the board individually or collectively consent in writing to that action. Such written consent or consents shall be filed with the minutes of the proceedings of the board of directors. Such action by written consent shall have the same force and effect as a unanimous vote of such directors.

      3.1   FEES AND COMPENSATION OF DIRECTORS
            ----------------------------------

     Directors and members of committees may receive such compensation, if any, for their services, and such reimbursement for expenses, as may be fixed or determined by resolution of the Board of Directors.

      3.1   APPROVAL OF LOANS TO OFFICERS
            -----------------------------

     The corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or of its subsidiary, including any officer or employee who is a director of the corporation or its subsidiary, whenever, in the judgment of the directors, such loan, guaranty or assistance may reasonably be expected to benefit the corporation. The loan, guaranty or other assistance may be with or without interest and may be unsecured, or secured in such manner as the board of directors shall approve, including, without limitation, a pledge of shares of stock of the corporation. Nothing contained in this section shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.

      3.1   REMOVAL OF DIRECTORS
            --------------------

     Unless otherwise restricted by statute, by the certificate of incorporation or by these bylaws, any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors; provided, however, that, if and so long as stockholders of the corporation are entitled to cumulative voting, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against his removal would be sufficient to elect him if then cumulatively voted at an election of the entire board of directors, pursuant to Delaware General Corporation Law Section 141(k)(2).

     No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director's term of office.


                                  ARTICLE IV

                                  COMMITTEES
                                  ----------


      4.1   COMMITTEES OF DIRECTORS
            -----------------------

     The board of directors may, by resolution adopted by a majority of the authorized number of directors, designate one (1) or more committees, each consisting of two or more directors, to serve at the pleasure of the board. The board may designate one (1) or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. The appointment of members or alternate members of a committee requires the vote of a majority of the authorized number of directors. Any committee, to the extent provided in the resolution of the board, shall have and may exercise all the powers and authority of the board, but no such committee shall have the power or authority to (i) amend the certificate of incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the board of directors as provided in Section 151(a) of the General Corporation Law of Delaware, fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation), (ii) adopt an agreement of merger or consolidation under Sections 251 or 252 of the General Corporation Law of Delaware, (iii) recommend to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, (iv) recommend to the stockholders a dissolution of the corporation or a revocation of a dissolution or (v) amend the bylaws of the corporation; and, unless the board resolution establishing the committee, the bylaws or the certificate of incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend, to authorize the issuance of stock, or to adopt a certificate of ownership and merger pursuant to Section 253 of the General Corporation Law of Delaware.

      4.2   COMMITTEE MINUTES
            -----------------

     Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.

      4.3   MEETINGS AND ACTION OF COMMITTEES
            ---------------------------------

     Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of Article III of these bylaws, Section 3.5 (place of meetings and meetings by telephone), Section 3.7 (regular meetings),
Section 3.8 (special meetings and notice), Section 3.9 (quorum), Section 3.10 (waiver of notice), Section 3.11 (adjourned meeting and notice), and Section
3.12 (action without a meeting), with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the board of directors and its members; provided, however, that the time of regular meetings of committees may also be called by resolution of the board of directors and that notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The board of directors may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.

                                   ARTICLE V

                                   OFFICERS
                                   --------


      5.1   OFFICERS
            --------

     The officers of the corporation shall consist of the chief executive officer, the president, the secretary and the chief financial officer, and each of them shall be appointed by the board of directors. The corporation may also have a chairman of the board, one or more vice-presidents, a controller, one or more assistant secretaries, and such other officers as may be appointed by the board of directors, or with authorization from the board of directors by the president. The order of the seniority of the vice-presidents shall be in the order of their nomination, unless otherwise determined by the board of directors. Any two or more of such offices may be held by the same person. The board of directors may appoint, and may empower the president to appoint, such other officers as the business of the corporation may require, each of whom shall have such authority and perform such duties as are provided in these bylaws or as the board of directors may from time to time determine.

     All officers of the corporation shall hold office from the date appointed to the date of the next succeeding regular meeting of the board of directors following the meeting of shareholders at which the board of directors is elected, and until their successors are elected; provided that, subject to the rights, if any, of an officer under any contract of employment, all officers, as well as any other employee or agent of the corporation, may be removed at any time at the pleasure of the board of directors, or, except in the case of an officer chosen by the board of directors, by any officer upon whom such power of removal may be conferred by the board of directors, and upon the removal, resignation, death or incapacity of any officer, the board of directors or the president, in cases where he or she has been vested by the board of directors with power to appoint, may declare such office vacant and fill such vacancy. Nothing in these bylaws shall be construed as creating any kind of contractual right to employment with the corporation.

     Any officer may resign at any time by giving written notice to the board of directors, the president, or the secretary of the corporation, without prejudice, however, to the rights, if any, of the corporation under any contract to which such officer is a party. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

     The salary and other compensation of the officers shall be fixed from time to time by resolution of or in the manner determined by the board of directors.

     5.2    THE CHAIRMAN OF THE BOARD
            -------------------------

     The chairman of the board (if there be such an officer appointed) shall, when present, preside at all meetings of the board of directors and shall perform all the duties commonly incident to that office. The chairman of the board shall have authority to execute in the name of the corporation bonds, contracts, deeds, leases and other written instruments to be executed by the corporation (except where by law the signature of the president is required), and shall perform such other duties as the board of directors may from time to time determine.

      5.3   THE CHIEF EXECUTIVE OFFICER
            ---------------------------

     Subject to such supervisory powers, if any, as may be given by the board of directors to the chairman of the board, if there be such an officer, the chief executive officer of the corporation shall, subject to the control of the board of directors, have general supervision, direction, and control of the business and the officers of the corporation. He shall preside at all meetings of the shareholders and, in the absence or nonexistence of a chairman of the board, at all meetings of the board of directors. He shall have the general powers and duties of management usually vested in the chief executive officer of a corporation, and shall have such other powers and duties as may be prescribed by the board of directors or these bylaws.

     5.4    THE PRESIDENT
            -------------

     The president of the corporation shall exercise and perform such powers and duties as may from time to time be assigned to him by the board of directors or as may be prescribed by these bylaws. The president shall have authority to execute in the name of the corporation bonds, contracts, deeds, leases and other written instruments to be executed by the corporation. In the absence of the chief executive officer, he shall preside at all meetings of the shareholders and, in the absence or nonexistence of a chairman of the board or the chief executive officer, at all meetings of the board of directors and shall perform such other duties as the board of directors may from time to time determine.

     5.5    VICE-PRESIDENTS
            ---------------

     The vice-presidents (if there be such officers appointed), in the order of their seniority (unless otherwise established by the board of directors), may assume and perform the duties of the president in the absence or disability of the president or whenever the office of the president is vacant. The vice-presidents shall have such titles, perform such other duties, and have such other powers as the board of directors, the president or these bylaws may designate from time to time.

     5.6    THE SECRETARY
            -------------

     The secretary shall record or cause to be recorded, and shall keep or cause to be kept, at the principal executive office and such other place as the board of directors may order, a book of minutes of actions taken at all meetings of directors and committees thereof and of shareholders, with the time and place of holding, whether regular or special, and, if special, how authorized, the notice thereof given, the names of those present at directors' meetings, the number of shares present or represented at shareholders' meetings, and the proceedings thereof.

     The secretary shall keep, or cause to be kept, at the principal executive office or at the office of the corporation's transfer agent, a share register or a duplicate share register in a form capable of being converted into written form, showing the names of the shareholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation.

     The secretary shall give, or cause to be given, notice of all the meetings of the shareholders and of the board of directors and committees thereof required by these bylaws or by law to be given, and shall have such other powers and perform such other duties as may be prescribed by the board of directors or by these bylaws.

     The president may direct any assistant secretary to assume and perform the duties of the secretary in the absence or disability of the secretary, and each assistant secretary shall perform such other duties and have such other powers as the board of directors or the president may designate from time to time.

     5.7    THE CHIEF FINANCIAL OFFICER
            ---------------------------

     The chief financial officer shall also be the treasurer of the Company and shall keep and maintain, or cause to be kept and maintained, adequate and correct accounts of the properties and business transactions of the corporation. The books of account shall at all reasonable times be open to inspection by any director.

     The chief financial officer shall deposit all moneys and other valuables in the name and to the credit of the corporation with such depositories as may be designated by the board of directors. The chief financial officer shall disburse the funds of the corporation as may be ordered by the board of directors, shall render to the chief executive officer, president and directors, whenever they request it, an account of all of the chief financial officer's transactions as chief financial officer and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be prescribed by the board of directors or these bylaws.

     5.8    THE CONTROLLER
            --------------

     The controller (if there be such an officer appointed) shall be responsible for the establishment and maintenance of accounting and other systems required to control and account for the assets of the corporation and provide safeguards therefor, and to collect information required for management purposes, and shall perform such other duties and have such other powers as the board of directors or the president may designate from time to time. The president may direct any assistant controller to assume and perform the duties of the controller, in the absence or disability of the controller, and each assistant controller shall perform such other duties and have such other powers as the board of directors, the chairman of the board (if there be such an officer appointed) or the president may designate from time to time.

                                  ARTICLE VI

                                   INDEMNITY
                                   ---------


     6.1   INDEMNIFICATION OF DIRECTORS AND OFFICERS
           -----------------------------------------

     The corporation shall, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware, indemnify each of its directors and officers against expenses (including attorneys' fees), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that such person is or was an agent of the corporation; provided, however, that the corporation may modify the extent of such indemnification by individual contracts with its directors and executive officers and, provided, further, that the corporation shall not be required to indemnify any director or officer in connection with any proceeding (or part thereof) initiated by such person unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized in advance by the board of directors of the corporation, (iii) such indemnification is provided by the corporation, in its sole discretion, pursuant to the powers vested in the corporation under the General Corporation Law of Delaware or (iv) such indemnification is required to be made pursuant to an individual contract. For purposes of this Section 6.1, a "director" or "officer" of the corporation includes any person (i) who is or was a director or officer of the corporation,
(ii) who is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was a director or officer of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

      6.2   INDEMNIFICATION OF OTHERS
            -------------------------

     The corporation shall have the power, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware, to indemnify each of its employees and agents (other than directors and officers) against expenses (including attorneys' fees), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that such person is or was an agent of the corporation. For purposes of this Section 6.2 and 6.4, an "employee" or "agent" of the corporation (other than a director or officer) includes any person (i) who is or was an employee or agent of the corporation, (ii) who is or was serving at the request of the corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was an employee or agent of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

      6.3   INSURANCE
            ---------

     The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under the provisions of the General Corporation Law of Delaware.

     6.4   EXPENSES
           --------

     The corporation shall advance to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, prior to the final disposition of the proceeding, promptly following request therefor, all expenses incurred by any director or officer in connection with such proceeding, upon receipt of an undertaking by or on behalf of such person to repay said amounts if it should be determined ultimately that such person is not entitled to be indemnified under this bylaw or otherwise; provided, however, that the corporation shall not be required to advance expenses to any director or officer in connection with any proceeding (or part thereof) initiated by such person unless the proceeding was authorized in advance by the board of directors of the corporation.

     The corporation may advance to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was an employee or agent (other than directors or officers) of the corporation prior to the final disposition of the proceeding, promptly following request therefor, all expenses incurred by any employee or agent (other than directors or officers) in connection with such proceeding, upon receipt of an undertaking by or on behalf of such person to repay said amounts if it should be determined ultimately that such person is not entitled to be indemnified under this bylaw or otherwise; provided, however, that the corporation shall not advance expenses to any employee or agent (other than directors or officers) in connection with any proceeding (or part thereof) initiated by such person unless the proceeding was authorized in advance by the board of directors of the corporation.

     Notwithstanding the foregoing, unless otherwise determined pursuant to
Section 6.5, no advance shall be made by the corporation to an employee, agent or officer of the corporation (except by reason of the fact that such person is or was a director of the corporation in which event this paragraph shall not apply) in any action, suit or proceeding, whether civil, criminal, administrative or investigative, if a determination is reasonably and promptly made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to the proceeding, or (ii) if such quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, that the facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the corporation.

     6.5   NON-EXCLUSIVITY OF RIGHTS
           -------------------------

     The rights conferred on any person by this bylaw shall not be exclusive of any other right which such person may have or hereafter acquire under any statute, provision of the certificate of incorporation, bylaws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding office. The corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advances, to the fullest extent not prohibited by the General Corporation Law of Delaware.

     6.6   SURVIVAL OF RIGHTS
           ------------------

     The rights conferred on any person by this bylaw shall continue as to a person who has ceased to be a director, officer, employee or other agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

     6.7   AMENDMENTS
           ----------

     Any repeal or modification of this bylaw shall only be prospective and shall not affect the rights under this bylaw in effect at the time of the alleged occurrence of any action or omission to act that is the cause of any proceeding against any agent of the corporation.


                                  ARTICLE VII

                              RECORDS AND REPORTS
                              -------------------


     7.1   MAINTENANCE AND INSPECTION OF RECORDS
           -------------------------------------

     The corporation shall, either at its principal executive office or at such place or places as designated by the board of directors, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these bylaws as amended to date, accounting books and other records.

     Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the corporation's stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the corporation at its registered office in Delaware or at its principal place of business.

     The officer who has charge of the stock ledger of a corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

     7.2   INSPECTION BY DIRECTORS
           -----------------------

     Any director shall have the right to examine the corporation's stock ledger, a list of its stockholders, and its other books and records for a purpose reasonably related to his or her position as a director. The Court of Chancery is hereby vested with the exclusive jurisdiction to determine whether a director is entitled to the inspection sought. The Court may summarily order the corporation to permit the director to inspect any and all books and records, the stock ledger, and the stock list and to make copies or extracts therefrom. The Court may, in its discretion, prescribe any limitations or conditions with reference to the inspection, or award such other and further relief as the Court may deem just and proper.

     7.3   VOTING OF STOCKS OWNED BY THE CORPORATION
           -----------------------------------------

     All stock of other corporations owned or held by the corporation for itself, or for other parties in any capacity, shall be voted, and all proxies with respect thereto shall be executed, by the person authorized to do so by resolution of the Board of Directors, or in the absence of such authorization, by the Chairman of the Board (if there be such an officer appointed), the Chief Executive Officer, the President or any Vice-President, or by any other person authorized to do so by the Chairman of the Board, the President or any Vice President.


                                  ARTICLE VII

                                GENERAL MATTERS
                                ---------------


     8.1   CHECKS; DRAFTS; EVIDENCE OF INDEBTEDNESS
           ----------------------------------------

     From time to time, the board of directors shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the corporation, and only the persons so authorized shall sign or endorse those instruments.

     8.2   EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS
           ------------------------------------------------

     In its discretion, the board of directors may determine the method and designate the signatory officer or officers or other person or persons, to execute any corporate instrument or document, or to sign the corporate name without limitation, except where otherwise provided by law, and such execution or signature shall be binding upon the corporation. Unless so authorized or ratified by the board of directors or within the agency power of an officer, agent or employee , no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

      8.3   STOCK CERTIFICATES
            ------------------

          Every holder of shares in the corporation shall be entitled to have a certificate signed in the name of the corporation by the chairman of the board (if there be such officer appointed) or the president or a vice-president and by the treasurer or the secretary or any assistant secretary, certifying the number of shares and the class or series of shares owned by the shareholder. Any of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were an officer, transfer agent or registrar at the date of issue.

     The corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, upon the books and records of the corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

     Any such certificate shall also contain such legends or other statements as may be required by the Corporate Securities Law of 1968, federal or other state securities laws, and any agreement between the corporation and the issuee of the certificate.

     Certificates for shares may be issued prior to full payment, under such restrictions and for such purposes as the board of directors or these bylaws may provide; provided, however, that the certificate issued to represent any such partly paid shares shall state on the face thereof the total amount of the consideration to be paid therefor, the amount remaining unpaid and the terms of payment.

     8.4   SPECIAL DESIGNATION ON CERTIFICATES
           -----------------------------------

     If the corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the corporation shall issue to represent such class or series of stock a statement that the corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     8.5   LOST CERTIFICATES
           -----------------

     No new certificate for shares shall be issued in lieu of an old certificate unless the latter is surrendered and canceled at the same time; provided, however, that a new certificate will be issued without the surrender and cancellation of the old certificate if (1) the old certificate is lost, apparently destroyed or wrongfully taken; (2) the request for the issuance of the new certificate is made within a reasonable time after the owner of the old certificate has notice of its loss, destruction, or theft; (3) the request for the issuance of a new certificate is made prior to the receipt of notice by the corporation that the old certificate has been acquired by a bona fide purchaser;
(4) the owner of the old certificate files a sufficient indemnity bond with or provides other adequate security to the corporation; and (5) the owner satisfies any other reasonable requirement imposed by the corporation.

     8.6   CONSTRUCTION; DEFINITIONS
           -------------------------

     Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the General Corporation Law of Delaware shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both a corporation and a natural person.


                                   ARTICLE IX

                                   AMENDMENTS
                                   ----------


     The original or other bylaws of the corporation may be adopted, amended or repealed by the stockholders entitled to vote; provided, however, that the corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal bylaws upon the directors. The fact that such power has been so conferred upon the directors shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal bylaws.

                          AMENDMENT TO THE BYLAWS OF

                        INTERNATIONAL NETWORK SERVICES


     WHEREAS, Article III, Section 3.8 of the Company's Bylaws provides that if notice of a special meeting of the board of directors is delivered personally or by telephone (including a voice messaging system or other system or technology designed to record and communicate messages), telegram, facsimile, electronic mail or other electronic means, it shall be delivered at least forty-eight (48) hours before the time of the holding of the meeting;

     WHEREAS, the Board believes that it is in the best interest of the Company that the Bylaws of the Company be amended to shorten the number of hours for such notice to six hours before the time of the holding of the meeting;

     NOW THEREFORE BE IT:

RESOLVED:  That Article III, Section 3.8 of the Company's Bylaws shall be
--------
amended and restated in its entirety to read as follows:

     "3.8 SPECIAL MEETINGS; NOTICE
          ------------------------

     Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairman of the board, the president, any vice president, the secretary or any two (2) directors.

     Notice of the time and place of special meetings shall be delivered to each director personally or by telephone (including a voice messaging system or other system or technology designed to record and communicate messages), telegram, facsimile, electronic mail or other electronic means. Alternatively, notice may be sent by first-class mail, charges prepaid, addressed to each director at that director's address as it is shown on the records of the corporation. If the notice is mailed, it shall be deposited in the United States mail at least four
(4) days before the time of the holding of the meeting. If the notice is delivered personally or by telephone (including a voice messaging system or other system or technology designed to record and communicate messages), telegram, facsimile, electronic mail or other electronic means, it shall be delivered at least six (6) hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. The notice need not specify the purpose or the place of the meeting, if the meeting is to be held at the principal executive office of the corporation."


                                     -22-